UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ Semiannual report 6/30/15

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax on the fund of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility crept up near the end of the period. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offered hope of an orderly resolution. Meanwhile, in China, the stock market rally fizzled in June, and the ensuing sell-off was stemmed only as a result of massive government intervention. In the United States, a stronger economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates this year—an event investors have viewed with trepidation for some time.

We may be in for a period of rising volatility as markets adjust to the idea of more normalized monetary policy in the United States and as the European debt situation continues to play out. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce a sweeping package of expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of June 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
26	Financial statements
29	Financial highlights
30	Notes to financial statements
38	Additional information
39	Continuation of investment advisory and subadvisory agreements
44	Shareholder meeting
45	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

The fund's most recent performance and current annualized distribution rate can be found at www.jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading, which could cause the fund to trade at a discount or premium to its NAV at any time.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Positive absolute returns

Buoyed by its equity strategy, the fund was up for the six months ending June 30, 2015.

Bonds a mixed bag

The fund held global high-yield fixed-income investments during the period, contributing to absolute performance, though they trailed equities.

Hedges hindered

The fund's hedging strategy, which is designed to reduce stock market risk using futures contracts, weighed on returns during this period of modestly rising equities.

PORTFOLIO COMPOSITION AS OF 6/30/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value. An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial tax return of capital. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Investing in derivative instruments involves risks different from, and in some cases greater than, the risks associated with investing directly in securities and other traditional investments. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk. Investments in higher-yielding, lower-rated securities include a higher risk of default.

Discussion of fund performance

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

Kent M. Stahl, CFA
Portfolio Manager
Wellington Management Company LLP

What did you observe in the markets over the six months ended June 30, 2015?

The extended rally in stocks continued as global equities were generally up for the period. Still, investors endured a number of worrisome headlines along the way, including disappointing manufacturing data from China and Japan, as well as questions about Greece's future in the eurozone.

The Bank of Japan expanded its quantitative easing policy, the People's Bank of China surprised markets with its first rate cut in two years, and the European Central Bank announced a massive asset-purchase program to combat low inflation and stimulate growth. European equities benefited from the accommodative policy measures and from improving economic data, including positive trends in manufacturing, exports, and economic sentiment.

A continued boom in corporate takeovers also fueled bullish sentiment, as merger-and-acquisition deal volume remained robust. Eight of ten sectors in the fund's reference benchmark, the MSCI All Country World Index, posted positive returns, with healthcare, consumer discretionary, and telecommunication services stocks leading the way. The utilities and energy sectors declined.

Would you recap the fund's performance overall?

For the six-month period ended June 30, 2015, the fund posted total returns of 3.43% at net asset value and 2.38% at closing market price. The fund's benchmark, a proxy for the global stock markets, posted a 2.97% return. The fund's call option and equity strategies contributed to relative returns, but its market risk hedging positions, using futures contracts, weighed on results.

What drove performance in the fund's equity portfolio specifically?

The fund's equity strategy generated positive relative returns (i.e., relative to the benchmark) for the period, driven by stock selection. Favorable selection within the telecommunications services and financials sectors contributed to relative performance. Partially offsetting results was less favorable selection within the energy and utilities sectors. Sector allocation, a byproduct of the bottom-up

"A continued boom in corporate takeovers also fueled bullish sentiment, as merger-and-acquisition deal volume remained robust."
stock selection process, modestly detracted from relative results; underweight exposure to the consumer discretionary sector and a modest overweight allocation to utilities hindered performance.

In terms of individual holdings, top contributors to relative performance included U.S.-based manufacturer and marketer of packaged foods Kraft Foods Group Inc., Japan-based telecommunication services company Nippon Telegraph and Telephone Corp., and Japan-based pharmaceutical company Eisai Company, Ltd.

Detractors from relative performance included positions in U.S.-based semiconductor chip manufacturer Intel Corp., U.S.-based electric power and gas distribution company Duke Energy Corp., and Netherlands-based financial services provider Delta Lloyd NV.

SECTOR COMPOSITION AS OF 6/30/15 (%)

"The fund's call option and equity strategies contributed to relative returns, but its market risk hedging and high-yield bond strategies weighed on results."

Would you comment further on the performance of the fund's options and beta hedging strategies?

On the one hand, the written calls on the S&P 500 Index contributed positively to results, generating income for the fund amid the relatively muted performance of U.S. stocks.

On the other hand, the fund's beta hedge strategy detracted from results. Designed to reduce equity market exposure by selling futures contracts on the S&P 500 Index and the MSCI EAFE Index, this strategy generally hinders performance when stocks rise, as they did during this period.

How about the fund's bond exposure?

The fund held global high-yield bonds to aid its income-generating capability. While this fixed-income allocation generated positive absolute performance, the fund might have done even better relative to its equity benchmark without those positions, as stocks outpaced bonds during this particular period.

How was the fund positioned at the end of the period?

At the end of the period, the fund's equity portfolio had overweight allocations to the financials, materials, telecommunication services, and utilities sectors, and underweight allocations to the consumer discretionary, consumer staples, healthcare, and information technology sectors. From a

TOP 10 HOLDINGS AS OF 6/30/15 (%)

Merck & Company, Inc.	2.0
Microsoft Corp.	1.9
The PNC Financial Services Group, Inc.	1.7
Maxim Integrated Products, Inc.	1.7
British American Tobacco PLC	1.7
JPMorgan Chase & Co.	1.6
Duke Energy Corp.	1.3
Nippon Telegraph & Telephone Corp.	1.3
Intel Corp.	1.2
Bristol-Myers Squibb Company	1.2
TOTAL	15.6
As a percentage of net assets.
Cash and cash equivalents are not included.

regional standpoint, the fund was overweight equities in Japan, Europe, and North America, and underweight emerging markets.

As always, we remain vigilant about risk, and we believe that the fund's strategy, which seeks to participate in rising markets while limiting exposure to the downside and generating income, complements the more traditional stock and bond holdings that tend to dominate the portfolios of most investors.

MANAGED BY

Kent M. Stahl, CFA On the fund since 2011 Investing since 1985
Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993

COUNTRY COMPOSITION AS OF 6/30/15 (%)

United States	56.0
Japan	10.3
United Kingdom	8.1
France	3.5
Germany	3.3
Switzerland	3.3
Canada	2.1
Netherlands	2.1
China	1.7
Spain	1.4
Other countries	8.2
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Kent M. Stahl, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 6-30-15 (unaudited)
	Shares	Value
Common stocks 81.5%		$195,088,761
(Cost $185,029,217)
Consumer discretionary 6.2%		14,854,441
Auto components 0.9%
Aisan Industry Company, Ltd.	14,300	134,120
Delphi Automotive PLC	6,348	540,151
Exedy Corp.	7,600	189,759
Keihin Corp.	14,200	203,464
Nissin Kogyo Company, Ltd.	6,500	107,229
Sumitomo Riko Company, Ltd.	18,000	143,531
Takata Corp.	11,300	122,989
Tokai Rika Company, Ltd.	8,300	207,315
Toyoda Gosei Company, Ltd.	12,000	289,251
Toyota Boshoku Corp.	16,300	274,686
Automobiles 0.4%
Honda Motor Company, Ltd.	14,200	458,942
Peugeot SA (I)	11,549	238,161
Renault SA	2,665	279,418
Diversified consumer services 0.1%
Allstar Co-Invest LLC (I)(R)	236,300	255,204
Benesse Holdings, Inc.	1,600	40,111
Hotels, restaurants and leisure 0.4%
McDonald's Corp.	10,392	987,967
Household durables 1.3%
D.R. Horton, Inc.	17,616	481,974
Funai Electric Company, Ltd.	15,200	169,055
Newell Rubbermaid, Inc.	24,400	1,003,084
Nikon Corp.	21,100	243,846
Pioneer Corp. (I)	103,900	189,172
PulteGroup, Inc.	46,291	932,764
Internet and catalog retail 0.1%
Home Retail Group PLC	51,206	135,971
Qliro Group AB (I)	49,556	73,181
Media 1.0%
Avex Group Holdings, Inc.	7,900	138,621
Gendai Agency, Inc.	5,200	28,931
Metropole Television SA	9,867	192,161
ProSiebenSat.1 Media AG	26,426	1,305,289
Proto Corp.	3,300	53,152
Sky PLC	35,530	578,700

SEE NOTES TO FINANCIAL STATEMENTS8

	Shares	Value
Consumer discretionary (continued)
Multiline retail 0.2%
Dollar General Corp.	6,165	$479,267
New World Department Store China, Ltd.	202,000	53,661
Specialty retail 1.6%
Adastria Company, Ltd.	6,700	239,528
Honeys Company, Ltd.	12,030	102,174
Nishimatsuya Chain Company, Ltd.	18,500	186,124
Pal Company, Ltd.	4,800	157,618
Ross Stores, Inc.	7,993	388,540
Shimamura Company, Ltd.	1,900	199,479
The Home Depot, Inc.	21,538	2,393,518
Xebio Company, Ltd.	9,700	189,474
Textiles, apparel and luxury goods 0.2%
Daphne International Holdings, Ltd.	402,000	100,619
Ralph Lauren Corp.	2,767	366,240
Consumer staples 5.5%		13,068,996
Beverages 0.7%
The Coca-Cola Company	45,135	1,770,646
Food and staples retailing 0.2%
Cawachi, Ltd.	7,400	111,315
J Sainsbury PLC	79,626	331,461
Food products 2.6%
Ebro Foods SA	27,725	537,153
Ingredion, Inc.	13,729	1,095,711
Kraft Foods Group, Inc.	29,365	2,500,136
Pinnacle Foods, Inc.	25,226	1,148,792
Suedzucker AG	13,763	229,235
Unilever NV	17,110	715,354
Household products 0.2%
The Procter & Gamble Company	6,420	502,301
Personal products 0.1%
Oriflame Holding AG (I)	10,701	172,975
Tobacco 1.7%
British American Tobacco PLC	73,435	3,953,917
Energy 6.8%		16,244,389
Energy equipment and services 0.3%
Ensco PLC, Class A	14,177	315,722
National Oilwell Varco, Inc.	8,380	404,586
Oil, gas and consumable fuels 6.5%
BP PLC	121,507	806,402
Canadian Natural Resources, Ltd.	14,308	388,605

9SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Chevron Corp.	25,251	$2,435,964
Encana Corp.	10,300	113,556
Eni SpA	26,905	477,876
Exxon Mobil Corp.	13,417	1,116,294
Gazprom OAO, ADR	42,654	224,787
Harum Energy Tbk PT	484,500	40,071
HollyFrontier Corp.	10,854	463,357
Indo Tambangraya Megah Tbk PT	62,200	59,779
Inpex Corp.	20,500	232,694
Japan Petroleum Exploration Company, Ltd.	7,200	228,960
Lukoil OAO, ADR	5,350	240,269
Marathon Oil Corp.	85,025	2,256,564
Occidental Petroleum Corp.	14,606	1,135,909
Painted Pony Petroleum, Ltd. (I)	12,700	80,938
Petro Rio SA (I)	2,930	3,864
PetroChina Company, Ltd., H Shares	952,000	1,060,239
Petroleo Brasileiro SA, ADR (I)	25,867	234,096
Royal Dutch Shell PLC, B Shares	35,167	1,001,222
Statoil ASA	3,568	63,807
Suncor Energy, Inc.	51,808	1,425,756
Total SA	29,216	1,433,072
Financials 21.5%		51,350,316
Banks 9.8%
Allahabad Bank	61,017	82,834
Alpha Bank AE (I)	264,837	70,270
Banca Popolare dell'Emilia Romagna SC	20,148	179,767
BNP Paribas SA	7,192	436,430
CaixaBank SA	199,288	927,346
Canara Bank	20,441	88,818
China Construction Bank Corp., H Shares	1,294,000	1,180,329
CIT Group, Inc.	5,882	273,454
Corp. Bank	63,930	50,566
Dah Sing Financial Holdings, Ltd.	16,000	104,873
HSBC Holdings PLC	184,029	1,647,871
ING Groep NV	29,858	495,803
JPMorgan Chase & Co.	56,689	3,841,247
KB Financial Group, Inc.	5,862	193,609
M&T Bank Corp.	3,189	398,402
Mitsubishi UFJ Financial Group, Inc.	286,500	2,061,213
Mizuho Financial Group, Inc.	227,200	491,600
Nordea Bank AB	104,942	1,308,810
OTP Bank PLC	9,925	196,158

SEE NOTES TO FINANCIAL STATEMENTS10

	Shares	Value
Financials (continued)
Banks (continued)
Piraeus Bank SA (I)	217,523	$73,237
Shinhan Financial Group Company, Ltd.	3,315	123,391
Societe Generale SA	7,907	371,026
Standard Chartered PLC	29,084	465,763
Sumitomo Mitsui Financial Group, Inc.	11,500	511,971
Svenska Handelsbanken AB, A Shares	46,141	673,578
The Eighteenth Bank, Ltd.	10,000	30,639
The Oita Bank, Ltd.	15,000	63,911
The PNC Financial Services Group, Inc.	43,503	4,161,062
The Tochigi Bank, Ltd.	16,000	91,117
The Yamanashi Chuo Bank, Ltd.	18,000	85,067
UniCredit SpA	39,546	265,784
Wells Fargo & Company	45,013	2,531,531
Capital markets 2.1%
BlackRock, Inc.	7,168	2,479,985
Henderson Group PLC	284,692	1,168,019
Julius Baer Group, Ltd. (I)	4,068	228,272
LPL Financial Holdings, Inc.	7,869	365,830
UBS Group AG	30,021	636,940
Uranium Participation Corp. (I)	31,800	133,158
Consumer finance 0.0%
Manappuram Finance, Ltd.	221,288	97,396
Diversified financial services 0.5%
Intercontinental Exchange, Inc.	1,857	415,244
MSCI, Inc.	13,146	809,136
Insurance 6.6%
ACE, Ltd.	14,553	1,479,749
Ageas	9,499	366,503
Assicurazioni Generali SpA	55,497	1,000,265
CNO Financial Group, Inc.	61,685	1,131,920
Delta Lloyd NV	67,795	1,112,483
FNF Group	20,470	757,185
Marsh & McLennan Companies, Inc.	41,595	2,358,437
MetLife, Inc.	41,258	2,310,035
Storebrand ASA (I)	62,752	258,495
T&D Holdings, Inc.	31,600	471,077
The Dai-ichi Life Insurance Company, Ltd.	17,200	337,765
Tokio Marine Holdings, Inc.	8,600	357,666
Tongyang Life Insurance	10,279	140,451
Willis Group Holdings PLC	34,710	1,627,899
Zurich Insurance Group AG (I)	6,494	1,976,966

11SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Real estate investment trusts 1.0%
Blackstone Mortgage Trust, Inc., Class A	20,470	$569,475
ICADE	7,720	552,201
Weyerhaeuser Company	36,279	1,142,789
Real estate management and development 1.5%
Castellum AB	52,290	734,871
Deutsche Annington Immobilien SE	54,791	1,546,090
Deutsche Wohnen AG	36,129	828,290
The Unite Group PLC	53,264	478,247
Health care 9.2%		22,007,168
Biotechnology 0.1%
Sinovac Biotech, Ltd. (I)	23,008	120,792
Health care equipment and supplies 0.2%
Zimmer Holdings, Inc.	4,256	464,883
Health care providers and services 1.0%
Aetna, Inc.	7,422	946,008
AmerisourceBergen Corp.	3,367	358,047
Quest Diagnostics, Inc.	12,487	905,557
Suzuken Company, Ltd.	2,490	79,663
Health care technology 0.0%
AGFA-Gevaert NV (I)	36,551	101,985
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	6,600	92,107
Pharmaceuticals 7.9%
Almirall SA	12,394	245,661
AstraZeneca PLC	35,123	2,222,943
Bristol-Myers Squibb Company	44,293	2,947,256
Daiichi Sankyo Company, Ltd.	10,700	197,742
Eisai Company, Ltd.	25,100	1,682,819
H. Lundbeck A/S (I)	12,554	241,545
Johnson & Johnson	16,688	1,626,412
Merck & Company, Inc.	85,688	4,878,218
Ono Pharmaceutical Company, Ltd.	4,000	436,580
Pfizer, Inc.	44,207	1,482,261
Roche Holding AG	8,757	2,455,388
Takeda Pharmaceutical Company, Ltd.	10,800	521,301
Industrials 8.6%		20,481,293
Aerospace and defense 1.5%
Honeywell International, Inc.	12,118	1,235,672
Raytheon Company	5,111	489,020
Thales SA	5,240	316,606

SEE NOTES TO FINANCIAL STATEMENTS12

	Shares	Value
Industrials (continued)
Aerospace and defense (continued)
United Technologies Corp.	13,712	$1,521,072
Air freight and logistics 0.4%
Deutsche Post AG	20,801	607,790
PostNL NV (I)	78,216	349,149
Airlines 0.3%
American Airlines Group, Inc.	7,110	283,938
Deutsche Lufthansa AG (I)	23,986	309,468
Qantas Airways, Ltd. (I)	74,692	181,500
Building products 0.4%
Cie de Saint-Gobain	11,024	497,639
Fortune Brands Home & Security, Inc.	9,742	446,378
Commercial services and supplies 0.1%
Aeon Delight Company, Ltd.	4,800	147,080
Moshi Moshi Hotline, Inc.	8,500	95,107
Construction and engineering 0.1%
Raubex Group, Ltd.	60,709	101,220
Toyo Engineering Corp.	54,000	128,267
Electrical equipment 2.0%
Eaton Corp. PLC	39,060	2,636,159
OSRAM Licht AG	2,648	126,682
Schneider Electric SE	24,577	1,701,687
Ushio, Inc.	15,100	196,551
Zumtobel Group AG	1,496	44,410
Industrial conglomerates 1.3%
3M Company	5,986	923,640
General Electric Company	30,315	805,470
Koninklijke Philips NV	7,752	197,850
Rheinmetall AG	7,351	372,864
Siemens AG	8,046	814,025
Machinery 0.2%
Fuji Machine Manufacturing Company, Ltd.	4,600	48,138
Hisaka Works, Ltd.	9,200	83,621
The Japan Steel Works, Ltd.	54,000	223,151
Toshiba Machine Company, Ltd.	42,000	192,374
Marine 0.1%
D/S Norden A/S (I)	8,207	206,734
Pacific Basin Shipping, Ltd.	414,000	139,116
Professional services 0.4%
Adecco SA (I)	4,160	337,615
en-japan, Inc.	8,300	148,815
Hays PLC	86,846	222,725

13SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Professional services (continued)
USG People NV	10,861	$161,207
Road and rail 0.6%
Union Pacific Corp.	14,200	1,354,254
Trading companies and distributors 0.5%
Fastenal Company	11,039	465,625
Kuroda Electric Company, Ltd.	11,300	210,295
Mitsubishi Corp.	17,300	380,323
SIG PLC	50,105	157,774
Transportation infrastructure 0.7%
Hamburger Hafen und Logistik AG	5,778	116,822
Jiangsu Expressway Company, Ltd., H Shares	1,146,000	1,503,460
Information technology 10.5%		25,238,803
Communications equipment 1.5%
Cisco Systems, Inc.	103,812	2,850,678
QUALCOMM, Inc.	11,095	694,880
Electronic equipment, instruments and components 0.5%
Avnet, Inc.	12,916	530,977
Hosiden Corp.	28,000	171,384
Kingboard Laminates Holdings, Ltd.	334,500	158,911
Mitsumi Electric Company, Ltd.	9,300	63,060
Nichicon Corp.	26,000	211,426
Internet software and services 0.2%
DeNa Company, Ltd.	14,200	279,069
Dropbox, Inc. (I)(R)	7,248	128,942
Gree, Inc.	32,200	188,038
IT services 1.1%
Alten SA	3,664	170,549
Booz Allen Hamilton Holding Corp.	43,075	1,087,213
Cap Gemini SA	2,722	241,486
Devoteam SA	1,275	35,921
Fujitsu, Ltd.	76,000	424,638
GFI Informatique SA	4,237	27,842
Itochu Techno-Solutions Corp.	10,700	266,469
NET One Systems Company, Ltd.	21,200	148,828
Sopra Steria Group	3,577	322,230
Semiconductors and semiconductor equipment 3.9%
Intel Corp.	98,271	2,988,912
Kontron AG (I)	14,745	65,082
Lam Research Corp.	7,533	612,810
Marvell Technology Group, Ltd.	25,541	336,758
Maxim Integrated Products, Inc.	117,867	4,075,252

SEE NOTES TO FINANCIAL STATEMENTS14

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Micronas Semiconductor Holding AG (I)	15,030	$86,766
Mimasu Semiconductor Industry Company, Ltd.	7,500	75,418
Miraial Company, Ltd.	6,500	73,340
Rohm Company, Ltd.	3,700	247,897
SCREEN Holdings Company, Ltd.	38,000	239,142
Shinkawa, Ltd. (I)	15,400	136,706
Shinko Electric Industries Company, Ltd.	33,300	240,110
Tokyo Seimitsu Company, Ltd.	10,600	232,252
Software 2.2%
Activision Blizzard, Inc.	14,420	349,108
Alpha Systems, Inc.	1,900	30,427
Microsoft Corp.	102,152	4,510,011
Nintendo Company, Ltd.	1,900	316,972
Technology hardware, storage and peripherals 1.1%
Apple, Inc.	5,975	749,414
Canon, Inc.	12,100	392,504
Compal Electronics, Inc.	145,000	110,293
Japan Digital Laboratory Company, Ltd.	3,800	53,093
Melco Holdings, Inc.	8,300	156,700
SanDisk Corp.	7,921	461,161
Western Digital Corp.	8,877	696,134
Materials 5.9%		14,227,822
Chemicals 2.2%
Agrium, Inc.	3,800	402,727
Akzo Nobel NV	11,042	806,166
E.I. du Pont de Nemours & Company	15,075	964,046
Fujimi, Inc.	4,500	67,692
Hitachi Chemical Company, Ltd.	8,600	154,895
JSR Corp.	16,300	287,749
Methanex Corp.	9,633	536,173
Mitsui Chemicals, Inc.	55,000	204,340
Nitto Denko Corp.	2,600	213,518
PTT Global Chemical PCL	220,100	448,200
Sumitomo Bakelite Company, Ltd.	48,000	217,447
The Dow Chemical Company	21,812	1,116,120
Construction materials 0.3%
Buzzi Unicem SpA	19,489	277,641
CRH PLC	2,913	81,729
Holcim, Ltd. (I)	3,147	232,203
Lafarge SA	3,109	205,558

15SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Containers and packaging 0.6%
AMVIG Holdings, Ltd.	240,000	$123,374
Bemis Company, Inc.	7,900	355,579
Graphic Packaging Holding Company	26,381	367,487
Packaging Corp. of America	8,603	537,601
Metals and mining 1.5%
Aichi Steel Corp.	11,000	49,151
Anglo American Platinum, Ltd. (I)	7,080	159,646
Anglo American PLC	19,631	283,598
Aquarius Platinum, Ltd. (I)	273,117	29,381
Barrick Gold Corp.	14,500	154,984
BHP Billiton PLC	24,857	488,730
Centerra Gold, Inc.	31,300	177,926
Chubu Steel Plate Company, Ltd.	9,300	40,988
Eldorado Gold Corp.	37,602	155,672
G-Resources Group, Ltd.	4,368,000	140,743
Impala Platinum Holdings, Ltd. (I)	36,250	161,758
Ivanhoe Mines, Ltd., Class A (I)	113,000	81,425
Kinross Gold Corp. (I)	77,610	180,055
Kyoei Steel, Ltd.	9,900	182,935
Lonmin PLC (I)	62,570	110,152
Maruichi Steel Tube, Ltd.	7,400	183,670
Neturen Company, Ltd.	6,100	43,977
Northern Dynasty Minerals, Ltd. (I)	16,000	5,444
NV Bekaert SA	5,811	164,026
Resolute Mining, Ltd. (I)	255,282	60,592
Salzgitter AG	6,188	221,219
Tokyo Steel Manufacturing Company, Ltd.	26,600	195,687
Yamato Kogyo Company, Ltd.	6,700	156,499
Yodogawa Steel Works, Ltd.	27,000	117,756
Paper and forest products 1.3%
International Paper Company	49,275	2,344,997
Norbord, Inc.	35,100	736,566
Telecommunication services 3.9%		9,437,839
Diversified telecommunication services 3.3%
Hellenic Telecommunications Organization SA	21,847	160,677
KT Corp. (I)	11,651	296,883
Magyar Telekom Telecommunications PLC (I)	124,096	173,348
Nippon Telegraph & Telephone Corp.	83,200	3,013,149
Orange SA	19,862	306,954
Telefonica SA	26,706	380,437
Telenor ASA	62,698	1,374,644
Verizon Communications, Inc.	46,086	2,148,068

SEE NOTES TO FINANCIAL STATEMENTS16

			Shares		Value
Telecommunication services (continued)
Wireless telecommunication services 0.6%
Mobistar SA (I)			10,018		$189,865
NTT DOCOMO, Inc.			72,600		1,393,814
Utilities 3.4%					8,177,694
Electric utilities 2.0%
Duke Energy Corp.			43,455		3,068,792
Edison International			13,815		767,838
The Southern Company			10,145		425,076
Xcel Energy, Inc.			13,330		428,959
Independent power and renewable electricity producers 0.0%
NTPC, Ltd.			51,354		110,840
Multi-utilities 1.4%
Centrica PLC			260,436		1,080,674
E.ON SE			15,914		212,205
GDF Suez			18,806		350,137
National Grid PLC			52,567		676,581
PG&E Corp.			17,999		883,751
RWE AG			8,036		172,841
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 14.9%					$35,581,472
(Cost $37,509,346)
Consumer discretionary 2.7%					6,546,147
Auto components 0.1%
ZF North America Capital, Inc. (S)	4.500	04-29-22		150,000	147,375
Automobiles 0.2%
FCA US LLC	8.250	06-15-21		230,000	250,700
General Motors Company	4.875	10-02-23		160,000	168,467
General Motors Company	6.250	10-02-43		65,000	72,375
Diversified consumer services 0.2%
Service Corp. International	7.625	10-01-18		125,000	142,500
The ServiceMaster Company LLC	7.000	08-15-20		321,000	339,056
Hotels, restaurants and leisure 0.3%
CEC Entertainment, Inc.	8.000	02-15-22		130,000	129,025
Cirsa Funding Luxembourg SA (S)	5.875	05-15-23	EUR	115,000	123,733
Cirsa Funding Luxembourg SA	5.875	05-15-23	EUR	100,000	107,594
NH Hotel Group SA (S)	6.875	11-15-19	EUR	235,000	285,896
Household durables 0.3%
Argos Merger Sub, Inc. (S)	7.125	03-15-23		105,000	109,988
K Hovnanian Enterprises, Inc. (S)	8.000	11-01-19		150,000	138,750
KB Home	7.000	12-15-21		375,000	387,188
Lennar Corp.	4.750	11-15-22		125,000	122,813

17SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Media 1.3%
Altice Financing SA (S)	6.500	01-15-22	EUR	100,000	$118,453
Altice Finco SA (S)	9.000	06-15-23	EUR	100,000	125,889
CCO Holdings LLC	5.125	02-15-23		5,000	4,875
CCO Holdings LLC	5.250	09-30-22		5,000	4,925
CCO Holdings LLC	5.750	09-01-23		35,000	35,066
CCO Holdings LLC	7.375	06-01-20		255,000	269,344
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		285,000	258,816
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		55,000	49,947
DISH DBS Corp.	6.750	06-01-21		170,000	177,225
DISH DBS Corp.	7.875	09-01-19		395,000	438,450
Gannett Company, Inc. (S)	4.875	09-15-21		115,000	114,138
Gannett Company, Inc.	5.125	10-15-19		345,000	355,350
Gannett Company, Inc. (S)	5.500	09-15-24		20,000	19,800
Gannett Company, Inc.	6.375	10-15-23		55,000	57,269
Getty Images, Inc. (S)	7.000	10-15-20		140,000	63,700
Gray Television, Inc.	7.500	10-01-20		75,000	79,500
Harron Communications LP (S)	9.125	04-01-20		90,000	97,313
Sirius XM Radio, Inc. (S)	4.250	05-15-20		100,000	99,500
Tribune Media Company (S)	5.875	07-15-22		165,000	166,238
TVN Finance Corp. III AB	7.375	12-15-20	EUR	130,000	158,409
Unitymedia Hessen GmbH & Company KG	5.500	09-15-22	EUR	324,000	384,690
Unitymedia Hessen GmbH & Company KG	5.750	01-15-23	EUR	112,500	134,827
Multiline retail 0.0%
Family Tree Escrow LLC (S)	5.250	03-01-20		20,000	20,925
Family Tree Escrow LLC (S)	5.750	03-01-23		75,000	78,375
Specialty retail 0.3%
Chinos Intermediate Holdings A, Inc., PIK (S)	7.750	05-01-19		130,000	104,650
Michaels Stores, Inc. (S)	5.875	12-15-20		195,000	203,775
New Look Secured Issuer PLC (S)	6.500	07-01-22	GBP	180,000	274,340
Party City Holdings, Inc.	8.875	08-01-20		117,000	124,898
Consumer staples 0.4%					972,083
Food and staples retailing 0.2%
Albertsons Holdings LLC (S)	7.750	10-15-22		64,000	68,000
Aramark Services, Inc.	5.750	03-15-20		280,000	292,320
Household products 0.1%
The Sun Products Corp. (S)	7.750	03-15-21		315,000	286,650
Personal products 0.1%
Hypermarcas SA	6.500	04-20-21		310,000	325,113
Energy 1.4%					3,209,165
Energy equipment and services 0.1%
Paragon Offshore PLC (S)	6.750	07-15-22		280,000	92,400

SEE NOTES TO FINANCIAL STATEMENTS18

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Energy equipment and services (continued)
Seadrill, Ltd. (S)	6.125	09-15-17		200,000	$175,500
Oil, gas and consumable fuels 1.3%
Antero Resources Corp. (S)	5.625	06-01-23		25,000	24,156
Antero Resources Corp.	6.000	12-01-20		185,000	186,850
Blue Racer Midstream LLC (S)	6.125	11-15-22		95,000	97,850
Bonanza Creek Energy, Inc.	6.750	04-15-21		100,000	94,750
Borets Finance, Ltd.	7.625	09-26-18		200,000	176,000
Concho Resources, Inc.	5.500	10-01-22		70,000	69,650
Diamondback Energy, Inc.	7.625	10-01-21		120,000	128,400
Energy Transfer Equity LP	5.500	06-01-27		350,000	347,375
EP Energy LLC	9.375	05-01-20		180,000	192,825
Gazprom OAO	4.950	07-19-22		200,000	184,250
Kinder Morgan, Inc.	7.250	06-01-18		60,000	67,634
Laredo Petroleum, Inc.	5.625	01-15-22		55,000	54,450
Laredo Petroleum, Inc.	6.250	03-15-23		85,000	86,488
Laredo Petroleum, Inc.	7.375	05-01-22		45,000	47,363
Matador Resources Company (S)	6.875	04-15-23		30,000	30,638
MEG Energy Corp. (S)	7.000	03-31-24		140,000	134,225
Petroleos de Venezuela SA	6.000	11-15-26		330,000	116,325
QEP Resources, Inc.	5.375	10-01-22		15,000	14,486
QEP Resources, Inc.	6.800	03-01-20		25,000	25,781
Range Resources Corp.	5.000	08-15-22		35,000	34,300
Rice Energy, Inc. (S)	7.250	05-01-23		40,000	41,000
Rosetta Resources, Inc.	5.625	05-01-21		200,000	212,500
Rosetta Resources, Inc.	5.875	06-01-22		70,000	74,669
Tullow Oil PLC (S)	6.250	04-15-22		350,000	309,750
WPX Energy, Inc.	5.250	09-15-24		120,000	110,550
WPX Energy, Inc.	6.000	01-15-22		80,000	79,000
Financials 1.7%					4,081,545
Banks 1.1%
Banco Bilbao Vizcaya Argentaria SA (7.000% to 2-19-19, then 5 year Euro Swap Rate + 6.155%) (Q)	7.000	02-19-19	EUR	400,000	446,497
Banco Santander SA (6.250% to 3-12-19, then 5 year Euro Swap Rate + 5.410%) (Q)	6.250	03-12-19	EUR	100,000	109,255
Bank of Ireland	10.000	07-30-16	EUR	140,000	165,834
Barclays PLC (6.500% to 9-15-19, then 5 year Euro Swap Rate + 5.875%) (Q)	6.500	09-15-19	EUR	200,000	222,167
Barclays PLC (8.250% to 12-15-18, then 5 year U.S. Swap Rate + 6.705%) (Q)	8.250	12-15-18		200,000	211,192
BPCE SA (6.117% to 10-30-17, then 3 month EURIBOR + 2.370%) (Q)	6.117	10-30-17	EUR	50,000	60,202
Intesa Sanpaolo SpA (8.375% to 10-14-19, then 3 month EURIBOR + 6.871%) (Q)	8.375	10-14-19	EUR	100,000	130,995

19SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Lloyds Banking Group PLC (6.375% to 6-27-20, then 5 year Euro Swap Rate + 5.290%) (Q)	6.375	06-27-20	EUR	200,000	$229,659
Royal Bank of Scotland Group PLC (7.640% to 9-30-17, then 3 month LIBOR + 2.320%) (Q)	7.640	09-30-17		300,000	320,550
Royal Bank of Scotland PLC	4.350	01-23-17	EUR	100,000	115,807
Sberbank of Russia (S)	5.125	10-29-22		200,000	171,300
Societe Generale SA (8.250% to 11-29-18, then 5 year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18		270,000	283,109
VTB Bank OJSC (S)	6.875	05-29-18		200,000	202,254
Capital markets 0.1%
Credit Suisse Group AG (7.500% to 12-11-23, then 5 year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23		200,000	208,240
Diversified financial services 0.4%
International Lease Finance Corp.	6.250	05-15-19		490,000	529,813
MSCI, Inc. (S)	5.250	11-15-24		145,000	146,813
Nationstar Mortgage LLC	6.500	08-01-18		235,000	235,000
Insurance 0.1%
CNO Financial Group, Inc.	4.500	05-30-20		30,000	30,450
CNO Financial Group, Inc.	5.250	05-30-25		75,000	76,215
Nationwide Building Society (6.875% to 6-20-19, then 5 year British Pound Swap Rate + 4.880%) (Q)	6.875	06-20-19	GBP	120,000	186,193
Health care 1.9%					4,489,134
Health care equipment and supplies 0.2%
Alere, Inc. (S)	6.375	07-01-23		150,000	152,625
Alere, Inc.	6.500	06-15-20		256,000	264,960
Alere, Inc.	7.250	07-01-18		100,000	104,750
Hologic, Inc. (S)	5.250	07-15-22		55,000	56,169
Health care providers and services 1.2%
Amsurg Corp.	5.625	07-15-22		275,000	277,406
Community Health Systems, Inc.	6.875	02-01-22		345,000	364,406
Community Health Systems, Inc.	7.125	07-15-20		275,000	291,363
Envision Healthcare Corp. (S)	5.125	07-01-22		85,000	85,638
HCA Holdings, Inc.	6.250	02-15-21		370,000	398,675
HCA, Inc.	6.500	02-15-20		360,000	402,300
HCA, Inc.	7.500	11-15-95		125,000	123,750
inVentiv Health, Inc. (S)	9.000	01-15-18		50,000	52,125
MPH Acquisition Holdings LLC (S)	6.625	04-01-22		140,000	142,975
Tenet Healthcare Corp. (S)	5.000	03-01-19		195,000	195,000
Tenet Healthcare Corp. (S)	6.750	06-15-23		50,000	51,031
Tenet Healthcare Corp.	8.125	04-01-22		275,000	301,125
WellCare Health Plans, Inc.	5.750	11-15-20		135,000	140,400

SEE NOTES TO FINANCIAL STATEMENTS20

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care technology 0.2%
IMS Health, Inc. (S)	4.125	04-01-23	EUR	235,000	$253,082
Sterigenics-Nordion Holdings LLC (S)	6.500	05-15-23		250,000	251,250
Pharmaceuticals 0.3%
PRA Holdings, Inc. (S)	9.500	10-01-23		150,000	167,625
Quintiles Transnational Corp. (S)	4.875	05-15-23		75,000	75,375
Valeant Pharmaceuticals International, Inc. (S)	4.500	05-15-23	EUR	125,000	134,953
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	130,000	140,351
Valeant Pharmaceuticals International, Inc. (S)	6.125	04-15-25		60,000	61,800
Industrials 1.2%					2,855,198
Aerospace and defense 0.1%
TA Manufacturing, Ltd. (S)	3.625	04-15-23	EUR	180,000	195,242
Airlines 0.1%
AerCap Ireland Capital, Ltd. (S)	4.500	05-15-21		150,000	150,750
Building products 0.2%
Associated Materials LLC	9.125	11-01-17		175,000	145,250
Kerneos Corporate SAS (S)	5.750	03-01-21	EUR	145,000	164,951
Ply Gem Industries, Inc.	6.500	02-01-22		330,000	325,875
Commercial services and supplies 0.1%
Quad/Graphics, Inc.	7.000	05-01-22		190,000	184,775
Construction and engineering 0.2%
Abengoa Finance SAU	6.000	03-31-21	EUR	100,000	103,126
Abengoa Finance SAU (S)	7.750	02-01-20		155,000	153,450
Abengoa Greenfield SA (S)	5.500	10-01-19	EUR	100,000	102,566
Aguila 3 SA (S)	7.875	01-31-18		185,000	183,150
Electrical equipment 0.2%
CeramTec Group GmbH	8.250	08-15-21	EUR	275,000	334,176
Sensata Technologies BV (S)	5.000	10-01-25		100,000	97,375
Sensata Technologies BV (S)	5.625	11-01-24		70,000	72,100
Industrial conglomerates 0.1%
Tenedora Nemak SA de CV	5.500	02-28-23		200,000	205,250
Machinery 0.2%
Case New Holland Industrial, Inc.	7.875	12-01-17		240,000	262,800
Crown European Holdings SA (S)	3.375	05-15-25	EUR	170,000	174,362
Information technology 1.9%					4,482,783
Communications equipment 0.2%
Alcatel-Lucent USA, Inc.	6.450	03-15-29		226,000	233,345
Alcatel-Lucent USA, Inc. (S)	6.750	11-15-20		200,000	211,500
Electronic equipment, instruments and components 0.2%
CDW LLC	5.000	09-01-23		35,000	34,388
CDW LLC	5.500	12-01-24		105,000	103,950

21SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
CDW LLC	6.000	08-15-22		290,000	$299,425
Internet software and services 0.1%
Zayo Group LLC (S)	6.000	04-01-23		190,000	187,663
Zayo Group LLC (S)	6.375	05-15-25		110,000	106,700
Semiconductors and semiconductor equipment 0.3%
Entegris, Inc. (S)	6.000	04-01-22		210,000	215,775
Freescale Semiconductor, Inc. (S)	6.000	01-15-22		465,000	492,900
Software 1.1%
Activision Blizzard, Inc. (S)	5.625	09-15-21		405,000	424,238
Activision Blizzard, Inc. (S)	6.125	09-15-23		130,000	139,425
Audatex North America, Inc. (S)	6.000	06-15-21		276,000	283,590
Emdeon, Inc.	11.000	12-31-19		180,000	195,300
First Data Corp. (S)	7.375	06-15-19		185,000	192,308
First Data Corp. (S)	8.250	01-15-21		480,000	506,400
Infor Software Parent LLC, PIK (S)	7.125	05-01-21		320,000	321,200
Infor US, Inc. (S)	5.750	05-15-22	EUR	100,000	112,600
Infor US, Inc. (S)	6.500	05-15-22		50,000	51,000
SS&C Technologies Holdings, Inc. (S)	5.875	07-15-23		25,000	25,188
SunGard Data Systems, Inc.	6.625	11-01-19		335,000	345,888
Materials 1.7%					4,091,332
Building materials 0.1%
Building Materials Corp. of America (S)	5.375	11-15-24		365,000	358,375
Chemicals 0.2%
INEOS Group Holdings SA	5.750	02-15-19	EUR	100,000	112,600
INEOS Group Holdings SA	6.500	08-15-18	EUR	310,000	352,861
Construction materials 0.3%
Cemex SAB de CV	5.875	03-25-19		550,000	563,585
HeidelbergCement Finance Luxembourg SA	8.500	10-31-19	EUR	115,000	162,824
Containers and packaging 0.2%
Ardagh Packaging Finance PLC (S)	6.000	06-30-21		200,000	200,500
Ardagh Packaging Finance PLC	9.250	10-15-20	EUR	200,000	236,348
Metals and mining 0.7%
AK Steel Corp.	7.625	05-15-20		195,000	162,338
AK Steel Corp.	7.625	10-01-21		170,000	138,550
AK Steel Corp.	8.375	04-01-22		95,000	77,900
ArcelorMittal	7.500	03-01-41		65,000	63,700
ArcelorMittal	7.750	10-15-39		115,000	114,425
Constellium NV	4.625	05-15-21	EUR	250,000	255,022
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22		540,000	378,675
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22		10,000	10,325
Steel Dynamics, Inc.	5.125	10-01-21		85,000	85,170

SEE NOTES TO FINANCIAL STATEMENTS22

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Metals and mining (continued)
Steel Dynamics, Inc.	5.500	10-01-24		95,000	$95,000
United States Steel Corp.	7.375	04-01-20		240,000	251,400
Paper and forest products 0.2%
Smurfit Kappa Acquisitions	4.125	01-30-20	EUR	145,000	172,484
Tembec Industries, Inc. (S)	9.000	12-15-19		315,000	299,250
Telecommunication services 1.6%					3,806,851
Diversified telecommunication services 0.5%
Intelsat Jackson Holdings SA	6.625	12-15-22		80,000	73,300
Intelsat Jackson Holdings SA	7.250	04-01-19		85,000	86,275
Intelsat Jackson Holdings SA	7.250	10-15-20		85,000	84,044
Level 3 Financing, Inc. (S)	5.125	05-01-23		15,000	14,747
Level 3 Financing, Inc.	5.375	08-15-22		205,000	207,050
Level 3 Financing, Inc.	6.125	01-15-21		200,000	209,740
Level 3 Financing, Inc.	8.625	07-15-20		165,000	176,336
Wind Acquisition Finance SA (S)	4.000	07-15-20	EUR	310,000	344,739
Windstream Corp.	7.750	10-15-20		90,000	88,088
Wireless telecommunication services 1.1%
Matterhorn Telecom SA (S)	3.875	05-01-22	EUR	116,000	122,533
SoftBank Corp. (S)	4.500	04-15-20		200,000	200,750
Sprint Communications, Inc. (S)	9.000	11-15-18		100,000	112,926
Sprint Corp.	7.250	09-15-21		580,000	570,938
Sprint Corp.	7.875	09-15-23		180,000	175,500
Syniverse Holdings, Inc.	9.125	01-15-19		225,000	198,000
T-Mobile USA, Inc.	6.464	04-28-19		135,000	139,050
T-Mobile USA, Inc.	6.625	11-15-20		345,000	358,800
T-Mobile USA, Inc.	6.731	04-28-22		220,000	229,350
VimpelCom Holdings BV	5.200	02-13-19		220,000	209,935
VimpelCom Holdings BV	6.255	03-01-17		200,000	204,750
Utilities 0.4%					1,047,234
Electric utilities 0.2%
DPL, Inc.	7.250	10-15-21		230,000	242,650
Techem GmbH	6.125	10-01-19	EUR	200,000	232,446
Independent power and renewable electricity producers 0.2%
Dynegy, Inc.	5.875	06-01-23		170,000	166,175
Dynegy, Inc. (S)	7.375	11-01-22		75,000	78,563
Dynegy, Inc. (S)	7.625	11-01-24		35,000	37,100
GenOn Americas Generation LLC	9.125	05-01-31		210,000	195,300
GenOn Americas Generation LLC	8.500	10-01-21		100,000	95,000

23SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Convertible bonds 0.1%				$135,631
(Cost $160,432)
Consumer discretionary 0.0%				39,675
Household durables 0.0%
M/I Homes, Inc.	3.000	03-01-18	40,000	39,675
Energy 0.1%				95,956
Oil, gas and consumable fuels 0.1%
Cobalt International Energy, Inc.	2.625	12-01-19	130,000	95,956
Term loans (M) 0.4%				$1,008,624
(Cost $1,234,312)
Consumer discretionary 0.1%				348,191
Multiline retail 0.1%
Lands' End, Inc.	4.250	04-04-21	108,625	103,556
Neiman Marcus Group, Ltd. LLC	4.250	10-25-20	246,258	244,635
Energy 0.1%				201,753
Oil, gas and consumable fuels 0.1%
Arch Coal, Inc.	6.250	05-16-18	295,069	201,753
Industrials 0.1%				172,430
Machinery 0.1%
Crosby US Acquisition Corp.	3.750	11-23-20	182,225	172,430
Utilities 0.1%				286,250
Electric utilities 0.1%
Texas Competitive Electric Holdings Company LLC (H)	4.783	10-10-17	500,000	286,250
			Par value	Value
Short-term investments 2.3%				$5,500,000
(Cost $5,500,000)
Repurchase agreement 2.3%				5,500,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-30-15 at 0.130% to be repurchased at $5,500,020 on 7-1-15, collateralized by $4,003,051 Federal Home Loan Mortgage Corp., 3.500% - 6.500% due 11-1-19 to 5-1-48 (valued at $4,347,328, including interest) and $1,156,260 Federal National Mortgage Association, 4.000% - 6.500% due 10-1-31 to 12-1-44 (valued at $1,262,672, including interest)			5,500,000	5,500,000
Total investments (Cost $229,433,307)† 99.2%				$237,314,488
Other assets and liabilities, net 0.8%				$1,830,271
Total net assets 100.0%				$239,144,759

SEE NOTES TO FINANCIAL STATEMENTS24

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 6-30-15, the aggregate cost of investment securities for federal income tax purposes was $230,007,496. Net unrealized appreciation aggregated $7,306,992, of which $21,302,502 related to appreciated investment securities and $13,995,510 related to depreciated investment securities.

25SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 6-30-15 (unaudited)

Assets
Investments, at value (Cost $229,433,307)	$237,314,488
Foreign currency, at value (Cost $485,148)	484,674
Cash held at broker for futures contracts	1,636,028
Receivable for investments sold	694,055
Receivable for forward foreign currency exchange contracts	2,996
Dividends and interest receivable	1,067,207
Other receivables and prepaid expenses	17,826
Total assets	241,217,274
Liabilities
Due to custodian	150,081
Payable for investments purchased	1,308,033
Payable for forward foreign currency exchange contracts	21,240
Payable for fund shares repurchased	483,688
Payable for futures variation margin	11,700
Payable to affiliates
Accounting and legal services fees	11,881
Trustees' fees	487
Other liabilities and accrued expenses	85,405
Total liabilities	2,072,515
Net assets	$239,144,759
Net assets consist of
Paid-in capital	$231,795,746
Accumulated distributions in excess of net investment income	(6,473,960)
Accumulated net realized gain (loss) on investments, futures contracts, written options and foreign currency transactions	5,458,556
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	8,364,417
Net assets	$239,144,759

Net asset value per share
Based on 13,282,845 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$18.00

SEE NOTES TO FINANCIAL STATEMENTS26

STATEMENT OF OPERATIONS  For the six months ended 6-30-15 (unaudited)

Investment income
Dividends	$3,630,176
Interest	1,113,681
Less foreign taxes withheld	(169,396)
Total investment income	4,574,461
Expenses
Investment management fees	1,239,591
Accounting and legal services fees	21,311
Transfer agent fees	9,493
Trustees' fees	17,698
Printing and postage	32,813
Professional fees	42,341
Custodian fees	29,712
Stock exchange listing fees	11,778
Other	26,954
Total expenses	1,431,691
Less expense reductions	(9,608)
Net expenses	1,422,083
Net investment income	3,152,378
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	6,532,594 [1]
Futures contracts	(2,435,542)
Written options	1,068,253
5,165,305
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(2,772,338)[2]
Futures contracts	1,244,806
Written options	(94,005)
(1,621,537)
Net realized and unrealized gain	3,543,768
Increase in net assets from operations	$6,696,146

1	Net of foreign taxes of $84.
2	Net of $1,738 decrease in deferred foreign withholding taxes.

27SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-15	Year ended 12-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$3,152,378	$6,264,754
Net realized gain	5,165,305	2,771,634
Change in net unrealized appreciation (depreciation)	(1,621,537)	(6,389,428)
Increase in net assets resulting from operations	6,696,146	2,646,960
Distributions to shareholders
From net investment income	(10,137,459)[1]	(6,125,164)
From net realized gain	—	(14,403,849)
Total distributions	(10,137,459)	(20,529,013)
From fund share transactions
Repurchased	(5,877,076)	(1,649,235)
Total decrease	(9,318,389)	(19,531,288)
Net assets
Beginning of period	248,463,148	267,994,436
End of period	$239,144,759	$248,463,148
Undistributed (accumulated distributions in excess of) net investment income	($6,473,960)	$511,121
Share activity
Shares outstanding
Beginning of year	13,637,509	13,732,375
Shares repurchased	(354,664)	(94,866)
End of year	13,282,845	13,637,509

1	A portion of the distributions may be deemed a tax return of capital or capital gain distribution at year end.

SEE NOTES TO FINANCIAL STATEMENTS28

Financial highlights

Period ended	6-30-15[1]		12-31-14	12-31-13	12-31-12[2]		10-31-12	10-31-11[3]
Per share operating performance
Net asset value, beginning of period	$18.22		$19.52	$17.54	$17.60		$16.99	$19.10	[4]
Net investment income[5]	0.23		0.46	0.14	0.05		0.13	0.02
Net realized and unrealized gain (loss) on investments	0.25		(0.27)	3.19	0.18		1.68	(1.73)
Total from investment operations	0.48		0.19	3.33	0.23		1.81	(1.71)
Less distributions to common shareholders
From net investment income	(0.75	) [14]	(0.45)	(0.18)	(0.05)		(0.13)	(0.02)
From net realized gain	—		(1.05)	(1.17)	—		—	—
From tax return of capital	—		—	—	(0.27)		(1.16)	(0.34)
Total distributions	(0.75)		(1.50)	(1.35)	(0.32)		(1.29)	(0.36)
Anti-dilutive impact of repurchase plan[6]	0.05		0.01	— [7]	0.03		0.09	—
Offering costs related to common shares	—		—	—	—		—	(0.04)
Net asset value, end of period	$18.00		$18.22	$19.52	$17.54		$17.60	$16.99
Per share market value, end of period	$15.96		$16.32	$17.07	$15.26		$16.14	$15.18
Total return at net asset value (%)[8,9]	3.43	[10]	1.66	20.40	1.71	[10]	12.17	(8.98	) [10]
Total return at market value (%)[8]	2.38	[10]	4.13	21.02	(3.51	) [10]	15.14	(22.33	) [10]
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$239		$248	$268	$241		$245	$248
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	[11]	1.17	1.14	0.22	[10]	1.14	1.15	[11]
Expenses including reductions	1.15	[11]	1.17	1.14	0.22	[10]	1.14	1.15	[11]
Net investment income	2.54	[11]	2.37 [12]	0.72	0.30	[10]	0.74	0.31	[11]
Portfolio turnover (%)	16		42	142 [13]	11		76	38

1	Six months ended 6-30-15. Unaudited.
2	For the two-month period ended 12-31-12. The fund changed its fiscal year end from October 31 to December 31.
3	Period from 5-26-11 (commencement of operations) to 10-31-11.
4	Reflects the deduction of a $0.90 per share sales load.
5	Based on average daily shares outstanding.
6	The repurchase plan was completed at an average repurchase price of $16.57, $17.38, $17.06, $15.43 and $15.95 for 354,664, 94,866, 794, 200,837, and 686,230 shares for the six months ended 6-30-15, the years ended 12-31-14 and 12-31-13, the two month period ended 12-31-12 and the year ended 10-31-12, respectively.
7	Less than $0.005 per share.
8	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
9	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
10	Not annualized.
11	Annualized.
12	Increase in net investment income as a percentage of average net assets resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.
13	Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.
14	A portion of the distribution may be deemed a tax return of capital or capital gain distribution at year end.

29SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of June 30, 2015, by major security category or type:

	Total market value at 6-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$14,854,441	$7,573,505	$7,025,732	$255,204
Consumer staples	13,068,996	7,017,586	6,051,410	—
Energy	16,244,389	10,840,267	5,404,122	—
Financials	51,350,316	26,786,538	24,420,271	143,507
Health care	22,007,168	13,729,434	8,277,734	—
Industrials	20,481,293	10,161,228	10,320,065	—
Information technology	25,238,803	19,943,308	5,166,553	128,942
Materials	14,227,822	8,116,802	6,111,020	—
Telecommunication services	9,437,839	2,148,068	7,129,094	160,677
Utilities	8,177,694	5,574,416	2,603,278	—
Corporate bonds	35,581,472	—	35,581,472	—
Convertible bonds	135,631	—	135,631	—
Term loans	1,008,624	—	1,008,624	—
Short-term investments	5,500,000	—	5,500,000	—
Total investments in securities	$237,314,488	$111,891,152	$124,735,006	$688,330
Other financial instruments:
Futures	$503,209	$503,209	—	—
Forward foreign currency contracts	($18,244)	—	($18,244)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. This fixed amount was based upon an annualized distribution rate of 8.00% of the fund's net asset value of $18.80 on August 31, 2013 at the time the Plan was last amended.

Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Distribution Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the fiscal year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investment companies, wash sale loss deferrals and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended June 30, 2015, the fund used futures contracts to manage against anticipated changes in securities markets. During the six months ended June 30, 2015, the fund held futures contracts with total notional values ranging from approximately $25.7 million to $42.5 million, as measured at each quarter end. The following table summarizes the contracts held at June 30, 2015:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
Mini MSCI EAFE Index Futures	130	Short	Sep 2015	($12,135,001)	($11,921,000)	$214,001
S&P 500 Index E-Mini Futures	230	Short	Sep 2015	(23,914,808)	(23,625,600)	289,208
						$503,209

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended June 30, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the six months ended June 30, 2015, the fund held forward foreign currency contracts with U.S. dollar notional values ranging from approximately $3.6 million to $5.4 million, as measured at each quarter end. The following table summarizes the contracts held at June 30, 2015:

Contract to Buy		Contract to Sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	200,000	USD	161,580	Bank of Montreal	7/31/2015	—	($1,512)	($1,512)
EUR	115,000	USD	128,184	Barclays Bank PLC Wholesale	7/31/2015	$72	—	72
GBP	648,000	USD	1,018,449	HSBC Bank USA	7/31/2015	—	(479)	(479)
USD	351,041	EUR	313,000	Citibank N.A.	7/31/2015	1,962	—	1,962
USD	111,579	EUR	100,000	Morgan Stanley and Company International PLC	7/31/2015	52	—	52
USD	145,852	EUR	130,000	Toronto Dominion Bank	7/31/2015	868	—	868
USD	3,362,330	EUR	3,030,000	Citibank N.A.	9/16/2015	—	(19,249)	(19,249)
USD	47,170	GBP	30,000	Bank of Montreal	7/31/2015	42	—	42
						$2,996	($21,240)	($18,244)

Currency abbreviation
CAD	Canadian Dollar	GBP	Pound sterling
EUR	Euro	USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the six months ended June 30, 2015, the fund wrote option contracts to manage against anticipated changes in securities markets and generate income. The following table summarizes the fund's written options activities during the six months ended June 30, 2015:

	Number of contracts	Premiums received (paid)
Outstanding, beginning of period	155	$162,980
Optons written	1,895	2,076,730
Options closed	(2,050)	(2,239,710)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	—	—

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at June 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	$503,209	—
Foreign exchange	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	2,996	($21,240)
			$506,205	($21,240)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2015:

Risk	Statement of operations location	Futures contracts	Investments and foreign currency transactions*	Written options	Total
Equity	Net realized gain (loss)	($2,435,542)	—	$1,068,253	($1,367,289)
Forward foreign currency	Net realized gain (loss)	—	$199,221	—	199,221
Total		($2,435,542)	$199,221	$1,068,253	$1,168,068

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2015:

Risk	Statement of operations location	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Written options	Total
Equity	Change in unrealized appreciation (depreciation)	$1,244,806	—	($94,005)	$1,150,801
Forward foreign currency	Change in unrealized appreciation (depreciation)	—	($4,143)	—	(4,143)
Total		$1,244,806	($4,143)	($94,005)	$1,146,658

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis equal to 1.00% of the fund's average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $9,608 for the six months ended June 30, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2015 were equivalent to a net annual effective rate of 0.99% of the fund's average daily gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended June 30, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, which has been subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2015 and December 31, 2015, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2014). During the six months ended June 30, 2015 and the year ended December 31, 2014, the fund repurchased 2.60% and 0.69% of shares outstanding, respectively. The weighted average discount per share on the repurchases amounted to 10.90% and 10.69% for the six months ended June 30, 2015 and the year ended December 31, 2014, respectively. Shares repurchased and corresponding dollar amounts are included in the Statements of changes in net assets. The antidilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $38,576,253 and $52,591,341, respectively, for the six months ended June 30, 2015.

Note 8 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at June 30, 2015:

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 6-30-15
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.11%	$255,204
Dropbox, Inc.	5-1-12	$65,608	7,248	7,248	0.05%	$128,942
		$306,161				$384,146

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Dividends and distributions

During the six months ended June 30, 2015, distributions from net investment income totaling $0.7520 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions*
March 31, 2015	$0.3760
June 30, 2015	0.3760
Total	$0.7520

* A portion of the distributions may be deemed a tax return of capital or capital gain distribution at year end.

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Hedged Equity & Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and

(e)	considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund underperformed its benchmark index and outperformed its peer group average for the one- and three-year periods ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including the fund's favorable performance relative to the peer group for the one- and three-year periods. The Board also concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and total expenses for the fund are higher than the peer group median. The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor, and are negotiated at arm's length; and
(h)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund's Advisor and the Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the fund were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 26, 2015. The following proposal was considered by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the 2018 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	10,291,316	119,517
Peter S. Burgess	10,295,046	115,787
Theron S. Hoffman	10,297,183	113,650
Non-Independent Trustee
Warren A. Thomson	10,294,783	116,050

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, Craig Bromley, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky and Gregory A. Russo. The Board appointed Mr. Boyle to serve as a Non-Independent Trustee on March 10, 2015.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HEQ

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

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800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF212225	P15SA 6/15 8/15

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total number of shares purchased	Average price per share	Total number of shares purchased as part of publicly announced plans*	Maximum number of shares that may yet be purchased under the plans
Jan-15	-	-	-	1,363,751*
Feb-15	92,245	$16.67	92,245	1,271,506
Mar-15	-	-	92,245	1,271,506
Apr-15	-	-	92,245	1,271,506
May-15	80,700	16.79	172,945	1,190,806
Jun-15	181,719	16.42	354,664	1,009,087
Total	354,664	$16.57
*On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund was allowed to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2015 and December 31, 2015 (based on common shares outstanding as of December 31, 2014).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a)       Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)       There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: August 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: August 19, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: August 19, 2015